UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2103 City West Blvd., 4th Floor Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On the afternoon of Monday, October 22, 2012, an incident occurred with an EC225 Super Puma helicopter operated by another helicopter company, which resulted in a controlled ditching on the North Sea, south of the Shetland Isles, UK. Following the ditching, all 19 passengers and crew were recovered safely and without injuries.

The Civil Aviation Authority (CAA) issued a safety directive on October 25, 2012, requiring operators to suspend operations of the affected aircraft. As a result, Bristow Group Inc. (the “Company”) will not be operating a total of sixteen large Eurocopter aircraft until further notice: eleven EC225 Super Puma helicopters operating in the UK, three EC225 Super Puma helicopters in Australia, one EC225 Super Puma in Norway, and one AS332L2 Super Puma in Nigeria. The Company’s other aircraft, including search and rescue, continue to operate globally.

Bristow expects to increase utilization of other in-region aircraft and implement contingency plans designed to identify other available aircraft that can be quickly mobilized to minimize or eliminate the impact on its clients and the Company. An incident with another operator in May 2012 that resulted in a similar directive did not have a material financial impact on the Company. However, it is too early to determine whether the current incident will have a material impact on the Company, so Bristow is planning to provide an update on November 8, 2012 along with its fiscal year 2013 second quarter earnings conference call.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Our forward-looking statements reflect our views and assumptions on the date of this current report regarding future events. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include statements discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year-ended March 31, 2012 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC. (Registrant)

/s/ E. Chipman Earle
By:	E. Chipman Earle
Senior Vice President, General Counsel and Corporate Secretary

Dated: October 26, 2012

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